EXHIBIT 10.J


                                  Amendment No. 1 To
                              Kentucky Utilities Company
                              Supplemental Security Plan
               (As Amended and Restated Effective As Of August 1, 1991)


                      The   Kentucky   Utilities   Company   Supplemental

            Security Plan (As Amended and Restated Effective As Of August

            1, 1991),  (the "Plan"), is  hereby amended, effective  as of

            August 1, 1993, in the following respects:



                      1.   By  deleting  Section  1.23 of  the  Plan  and

            inserting in lieu thereof the following:

                           "1.23 "Plan Acceptance" shall mean the
                      form  of  written acceptance,  attached as
                      Exhibit 1,  which is executed  by a Member
                      as a condition to membership in the Plan and witnessed by the Secretary of the Compensation Committee, Secretary of the Company or such other officer of the Company as the Committee shall designate from time to time."

                      2.   By  deleting  Section  2.2  of  the  Plan  and

            inserting in lieu thereof the following:

                           "2.2 After  meeting the requirements
                      for becoming  a Member and as  a condition
                      to membership, each  other Employee on  or
                      after  August  1, 1991  shall  complete  a
                      Plan Acceptance  in the  form attached  as
                      Exhibit  1   and  shall  return  the  duly
                      executed    Plan   Acceptance    to    the
                      Committee,  the  Secretary of  the Company
                      or such  other officer  of the Company  as
                      the  Committeee shall  designate from time
                      to  time.    Upon  such   receipt  of  the
                      executed Plan Acceptance, the Employee shall become a Member."

                      3.   By   deleting  Exhibit  1   to  the  Plan  and

            inserting  in  lieu  thereof a  new  Exhibit  1  in the  form attached hereto.

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                      IN WITNESS  WHEREOF, the  Company  has caused  this

            instrument  to be executed by  the Chairman of  the Board and

            President,  having  been  duly  authorized by  the  Board  of

            Directors  of the  Company  on July  26,  1993 and  effective

            August 1, 1993.





                                     KENTUCKY UTILITIES COMPANY




                                     By  /s/ John T. Newton
                                          John T. Newton
                                          Chairman of the
                                          Board and President


                                     Date of Signature:    7/27/93

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